UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol	Name of Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 15, 2025, Trinseo Holding S.à r.l. and Trinseo Materials Finance, Inc. (together, the “Existing Issuers”), each indirect wholly owned subsidiaries of Trinseo PLC (the “Company”), caused to be delivered to the holders of the Existing Issuers’ 5.375% senior notes due 2025 (the “2025 Notes”) a supplemental conditional notice of redemption (the “Supplemental Notice”) relating to the full redemption of all of the issued and outstanding 2025 Notes (the “Redemption”), pursuant to that certain Indenture dated as of August 29, 2017, as supplemented (the “2025 Notes Indenture”), by and among the Existing Issuers, the guarantors from time to time party thereto and The Bank of New York Mellon, as trustee (the “Trustee”). The Supplemental Notice supplements the conditional notice of redemption delivered to holders of the 2025 Notes on December 10, 2025 (the “Initial Notice”, and the Initial Notice as supplemented by the Supplemental Notice, the “Notice”). The Existing Issuers elected to delay the Redemption of the 2025 Notes to on or before January 17, 2025 in light of the fact that the condition to the Redemption is now expected to be satisfied on that date.  The redemption price with respect to the 2025 Notes to be redeemed pursuant to the Redemption will be equal to 100.000% of the aggregate principal amount of such 2025 Notes, plus accrued and unpaid interest to, but excluding, the date of redemption.

The Existing Issuers’ obligation to redeem the 2025 Notes is conditioned on the consummation and funding of the transactions set forth in the previously announced Transaction Support Agreement dated December 9, 2024, as previously disclosed in the Company's Current Report on Form 8-K dated December 9, 2024. This condition may be waived by the Existing Issuers in their sole discretion, and the Redemption Date may be further delayed until such time as the condition is satisfied or waived by the Existing Issuers, each in their sole discretion.

Item 8.01	Other Events.

Results of Exchange Offer and Consent Solicitation

On January 15, 2025, the Company issued a press release announcing the expiration and final results of the previously announced exchange offer and consent solicitation of holders of the Existing Issuers' 5.125% senior notes due 2029, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated January 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: January 16, 2025